EXHIBIT C

CLASS A CUSIP #00761HAD3
CLASS B CUSIP #00761HAE1
CLASS C CUSIP #00761HAF8

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-C
                           PERIOD ENDING JUNE 30, 2005

The information which is required to be prepared with respect to the Payment Date of July 20, 2005 and with respect to the performance of the Trust during the period of June 1, 2005 through June 30, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-C Indenture Supplement.

I.    Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1. The amount of distribution in respect to principal payment to the Class A Noteholder...................  $               -
                                                                                                                  -----------------
      2. The amount of distribution in respect to principal payment to the Class B Noteholder...................  $               -
                                                                                                                  -----------------
      3. The amount of distribution in respect to principal payment to the Class C Noteholder...................  $               -
                                                                                                                  -----------------
      4. The amount of distribution in respect to principal payment to the Class D Noteholder...................  $               -
                                                                                                                  -----------------

II.   Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1. The amount of distribution in respect to the Class A Monthly Interest..................................            2.92500
                                                                                                                  -----------------
      2. The amount of distribution in respect to the Class B Monthly Interest..................................            3.30000
                                                                                                                  -----------------
      3. The amount of distribution in respect to the Class C Monthly Interest..................................            3.92500
                                                                                                                  -----------------
      4. The amount of distribution in respect to the Class D Monthly Interest..................................            6.05000
                                                                                                                  -----------------

III.  Information regarding the total monthly distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1. The total amount of distribution in respect to the Class A Noteholder..................................            2.92500
                                                                                                                  -----------------
      2. The total amount of distribution in respect to the Class B Noteholder..................................            3.30000
                                                                                                                  -----------------
      3. The total amount of distribution in respect to the Class C Noteholder..................................            3.92500
                                                                                                                  -----------------
      4. The total amount of distribution in respect to the Class D Noteholder..................................            6.05000
                                                                                                                  -----------------

IV.   Information regarding the performance of the Advanta Business Card Master Trust

      1. The aggregate amount of such Collections with respect to
         Principal Receivables for the Monthly Period preceding such Payment Date...............................  $  727,648,383.98
                                                                                                                  -----------------
      2. The aggregate amount of such Collections with respect to Finance Charge and Administrative
         Receivables for the Monthly Period preceding such Payment Date.........................................  $   58,649,208.75
                                                                                                                  -----------------
      3. Recoveries for the preceding Monthly Period............................................................  $    4,251,494.56
                                                                                                                  -----------------
      4. The Defaulted Amount for the preceding Monthly Period..................................................  $   18,109,230.52
                                                                                                                  -----------------
      5. The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted
         Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
         Receivables for the preceding Monthly Period                                                                          5.05%
                                                                                                                  -----------------
      6. The total amount of Principal Receivables in the trust at the beginning of the preceding Monthly
         Period.................................................................................................  $3,166,121,962.43
                                                                                                                  -----------------
      7. The total amount of Principal Receivables in the trust as of the last day of the preceding Monthly
         Period.................................................................................................  $3,304,047,087.30
                                                                                                                  -----------------
      8. The total amount of Finance Charge and Administrative Receivables in the Trust at the beginning of
         the preceding Monthly Period...........................................................................  $   52,574,134.63
                                                                                                                  -----------------

9.    The total amount of Finance Charge and Administrative Receivables in the Trust as of the last day
      of the preceding Monthly Period....................................................................        $    57,268,277.28
                                                                                                                 ------------------
10.   The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day
      of the preceding Monthly Period....................................................................        $ 2,639,750,000.00
                                                                                                                 ------------------
11.   The Transferor Interest as of the last day of the preceding Monthly Period.........................        $   664,297,087.30
                                                                                                                 ------------------
12.   The transferor percentage as of the last day of the preceding Monthly Period.......................                     20.11%
                                                                                                                 ------------------
13.   The Required Transferor Percentage.................................................................                      6.00%
                                                                                                                 ------------------
14.   The Required Transferor Interest...................................................................        $   198,242,825.24
                                                                                                                 ------------------
15.   The monthly principal payment rate for the preceding Monthly Period................................                    22.982%
                                                                                                                 ------------------
16.   The balance in the Excess Funding Account as of the last day of the preceding Monthly Period.......        $                -
                                                                                                                 ------------------
17.   The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                              Percentage                    Aggregate
                                                               of Total                      Account
                                                              Receivables                    Balance
(a) Delinquent between 30 days and 59 days                      0.955%                   $  32,083,940.64
(b) Delinquent between 60 days and 89 days                      0.933%                   $  31,375,281.51
(c) Delinquent between 90 days and 119 days                     0.716%                   $  24,061,790.43
(d) Delinquent between 120 days and 149 days                    0.568%                   $  19,080,083.34
(e) Delinquent between 150 days and 179 days                    0.563%                   $  18,918,637.78
(f) Delinquent 180 days or greater                              0.000%                   $              -
                                                                -----                    ----------------
(g) Aggregate                                                   3.735%                   $ 125,519,733.70
                                                                =====                    ================

V.    Information regarding Series 2000-C

      1.   The amount of Principal Receivables in the Trust represented by the Invested Amount
           of Series 2000-C as of the last day of the related Monthly Period.......................                $ 400,000,000.00
                                                                                                                   ----------------
      2.   The amount of Principal Receivables in the Trust represented by the Adjusted Invested
           Amount of Series 2000-C on the last day of the related Monthly Period...................                $ 400,000,000.00
                                                                                                                   ----------------
                                                                                                     NOTE FACTORS
      3.   The amount of Principal Receivables in the Trust represented by the Class A Note
           Principal Balance on the last day of the related Monthly Period.........................        1.0000  $ 320,000,000.00
                                                                                                                   ----------------
      4.   The amount of Principal Receivables in the Trust represented by the Class B Note
           Principal Balance on the last day of the related Monthly Period.........................        1.0000  $  38,000,000.00
                                                                                                                   ----------------
      5.   The amount of Principal Receivables in the Trust represented by the Class C Note
           Principal Balance on the last day of the related Monthly Period.........................        1.0000  $  28,000,000.00
                                                                                                                   ----------------
      6.   The amount of Principal Receivables in the trust represented by the Class D Note
           Principal Balance on the last day of the related Monthly Period.........................        1.0000  $  14,000,000.00
                                                                                                                   ----------------
      7.   The Floating Investor Percentage with respect to the period:

      June 1, 2005 through June 15, 2005                                                                                 12.6337521%
                                                                                                                   ----------------
      June 16, 2005 through June 30, 2005                                                                                12.0034895%
                                                                                                                   ----------------
      8.   The Fixed Investor Percentage with respect to the period:

      June 1, 2005 through June 15, 2005                                                                                  N/A
                                                                                                                   ----------------
      June 16, 2005 through June 30, 2005                                                                                 N/A
                                                                                                                   ----------------

      9.   The amount of Investor Principal Collections applicable to Series 2000-C................                $  89,558,202.72
                                                                                                                   ----------------
      10a. The amount of Available Finance Charge Collections on deposit in the Collection
           Account on the related Payment Date.....................................................                $   5,071,673.20
                                                                                                                   ----------------
      10b. The amount of Available Finance Charge Collections not on deposit in the Collection
           Account on the related Payment Date pursuant to Section 8.04(a) of the Master
           Indenture...............................................................................                $   2,172,826.45
                                                                                                                   ----------------
      11.  The Investor Default Amount for the related Monthly Period..............................                $   2,190,293.92
                                                                                                                   ----------------
      12.  The Monthly Servicing Fee for the related Monthly Period................................                $     666,666.67
                                                                                                                   ----------------

13.   Trust yields for the related Monthly Period

      a.   The cash yield for the related Monthly Period.........................................................             21.73%
                                                                                                                   ----------------
      b.   The default rate for the related Monthly Period.......................................................              6.57%
                                                                                                                   ----------------
      c.   The Net Portfolio Yield for the related Monthly Period................................................             15.16%
                                                                                                                   ----------------
      d.   The Base Rate for the related Monthly Period..........................................................              5.77%
                                                                                                                   ----------------
      e.   The Excess Spread Percentage for the related Monthly Period...........................................              9.39%
                                                                                                                   ----------------
      f.   The Quarterly Excess Spread Percentage for the related Monthly Period.................................              9.65%
                                                                                                                   ----------------
                  i)    Excess Spread Percentage related to                   Jun-05                                           9.39%
                                                                                                                   ----------------
                  ii)   Excess Spread Percentage related to                   May-05                                           9.29%
                                                                                                                   ----------------
                  iii)  Excess Spread Percentage related to                   Apr-05                                          10.26%
                                                                                                                   ----------------

14.   Floating Rate Determinations:

LIBOR for the Interest Period from  June 20, 2005 through and  including July 19, 2005...........................           3.26000%
                                                                                                                   ----------------
15.   Principal Funding Account

      a. The amount on deposit in the Principal Funding Account on the related Payment Date
         (after taking into consideration deposits and withdraws for the related Payment Date)...................  $              -
                                                                                                                   ----------------
      b. The Accumulation Shortfall with respect to the related Monthly Period...................................  $              -
                                                                                                                   ----------------
      c. The Principal Funding Investment Proceeds deposited in the Collection  Account to be treated
         as Available Finance Charge Collections.................................................................  $              -
                                                                                                                   ----------------
16.   Reserve Account

      a. The amount on deposit in the Reserve Account on the related Payment Date (after taking into
         consideration deposits and withdraws for the related Payment Date)......................................  $     500,000.00
                                                                                                                   ----------------
      b. The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to
         be treated as Available Finance Charge Collections......................................................  $              -
                                                                                                                   ----------------
      c. Interest earnings on the Reserve Account deposited into the Collection Account to be treated as
         Available Finance Charge Collections....................................................................  $         292.06
                                                                                                                   ----------------

17.   Cash Collateral Account

      a. The Required Cash Collateral Account Amount on the related Payment Date.................................  $   7,000,000.00
                                                                                                                   ----------------
      b. The Available Cash Collateral Account Amount on the related Payment Date................................  $   7,000,000.00
                                                                                                                   ----------------

18.   Investor Charge-Offs

      a. The aggregate amount of Investor Charge-Offs for the related Monthly Period.............................  $              -
                                                                                                                   ----------------
      b. The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date.............................  $              -
                                                                                                                   ----------------
19.   The Monthly Principal Reallocation Amount for the related Monthly Period...................................  $              -
                                                                                                                   ----------------

                       Advanta Bank Corp.
                       as Servicer

                       By: /s/ MICHAEL COCO
                       Name: Michael Coco
                       Title: Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HAG6
CLASS B CUSIP #00761HAH4
CLASS C CUSIP #00761HAJ0

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2001-A
                           PERIOD ENDING JUNE 30, 2005

The information which is required to be prepared with respect to the Payment Date of July 20, 2005 and with respect to the performance of the Trust during the period of June 1, 2005 through June 30, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2001-A Indenture Supplement.

I.    Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1.  The amount of distribution in respect to principal payment to the Class A Noteholder.................                   -
                                                                                                                 ------------------
      2.  The amount of distribution in respect to principal payment to the Class B Noteholder.................                   -
                                                                                                                 ------------------
      3.  The amount of distribution in respect to principal payment to the Class C Noteholder.................                   -
                                                                                                                 ------------------
      4.  The amount of distribution in respect to principal payment to the Class D Noteholder.................                   -
                                                                                                                 ------------------

II.   Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1.  The amount of distribution in respect to the Class A Monthly Interest................................             2.96667
                                                                                                                 ------------------
      2.  The amount of distribution in respect to the Class B Monthly Interest................................             3.42500
                                                                                                                 ------------------
      3.  The amount of distribution in respect to the Class C Monthly Interest................................             4.00833
                                                                                                                 ------------------
      4.  The amount of distribution in respect to the Class D Monthly Interest................................             6.88333
                                                                                                                 ------------------

III.  Information regarding the total monthly distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1.  The total amount of distribution in respect to the Class A Noteholder................................             2.96667
                                                                                                                 ------------------
      2.  The total amount of distribution in respect to the Class B Noteholder................................             3.42500
                                                                                                                 ------------------
      3.  The total amount of distribution in respect to the Class C Noteholder................................             4.00833
                                                                                                                 ------------------
      4.  The total amount of distribution in respect to the Class D Noteholder................................             6.88333
                                                                                                                 ------------------

IV.   Information regarding the performance of the Advanta Business Card Master Trust

      1.  The aggregate amount of such Collections with respect to Principal Receivables for the Monthly
          Period preceding such Payment Date...................................................................  $   727,648,383.98
                                                                                                                 ------------------
      2.  The aggregate amount of such Collections with respect to Finance Charge and Administrative
          Receivables for the Monthly Period preceding such Payment Date.......................................  $    58,649,208.75
                                                                                                                 ------------------

      3.  Recoveries for the preceding Monthly Period..........................................................  $     4,251,494.56
                                                                                                                 ------------------

      4.  The Defaulted Amount for the preceding Monthly Period................................................  $    18,109,230.52
                                                                                                                 ------------------

      5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted
          Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
          Receivables for the preceding Monthly Period.........................................................                5.05%
                                                                                                                 ------------------

      6.  The total amount of Principal Receivables in the trust at the beginning of the preceding Monthly
          Period...............................................................................................  $ 3,166,121,962.43
                                                                                                                 ------------------

      7.  The total amount of Principal Receivables in the trust as of the last day of the preceding Monthly
          Period...............................................................................................  $ 3,304,047,087.30
                                                                                                                 ------------------

      8.  The total amount of Finance Charge and Administrative Receivables in the Trust at the beginning of
          the preceding Monthly Period.........................................................................  $    52,574,134.63
                                                                                                                 ------------------

9.    The total amount of Finance Charge and Administrative Receivables in the Trust as of the last
      day of the preceding Monthly Period................................................................     $    57,268,277.28
                                                                                                              ------------------
10.   The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day
      of the preceding Monthly Period....................................................................     $ 2,639,750,000.00
                                                                                                              ------------------
11.   The Transferor Interest as of the last day of the preceding Monthly Period.........................     $   664,297,087.30
                                                                                                              ------------------
12.   The transferor percentage as of the last day of the preceding Monthly Period.......................                  20.11%
                                                                                                              ------------------
13.   The Required Transferor Percentage.................................................................                   6.00%
                                                                                                              ------------------
14.   The Required Transferor Interest...................................................................     $   198,242,825.24
                                                                                                              ------------------
15.   The monthly principal payment rate for the preceding Monthly Period................................                 22.982%
                                                                                                              ------------------
16.   The balance in the Excess Funding Account as of the last day of the preceding Monthly Period.......     $                -
                                                                                                              ------------------
17.   The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                              Percentage                    Aggregate
                                                               of Total                      Account
                                                             Receivables                     Balance
(a) Delinquent between 30 days and 59 days                      0.955%                    $ 32,083,940.64
(b) Delinquent between 60 days and 89 days                      0.933%                    $ 31,375,281.51
(c) Delinquent between 90 days and 119 days                     0.716%                    $ 24,061,790.43
(d) Delinquent between 120 days and 149 days                    0.568%                    $ 19,080,083.34
(e) Delinquent between 150 days and 179 days                    0.563%                    $ 18,918,637.78
(f) Delinquent 180 days or greater                              0.000%                    $             -
                                                                -----                     ---------------
(g) Aggregate                                                   3.735%                    $125,519,733.70
                                                                =====                     ===============

V.    Information regarding Series 2001-A

      1.   The amount of Principal Receivables in the Trust represented by the Invested
           Amount of Series 2001-A as of the last day of the related Monthly
           Period.............................................................................                $ 300,000,000.00
                                                                                                              ----------------
      2.   The amount of Principal Receivables in the Trust represented by the Adjusted
           Invested Amount of Series 2001-A on the last day of the related
           Monthly Period.....................................................................                $ 300,000,000.00
                                                                                                              ----------------
                                                                                                NOTE FACTORS
      3.   The amount of Principal Receivables in the Trust represented by the Class A
           Note Principal Balance on the last day of the related Monthly
           Period.............................................................................        1.0000  $ 240,000,000.00
                                                                                                              ----------------
      4.   The amount of Principal Receivables in the Trust represented by the Class B
           Note Principal Balance on the last day of the related Monthly Period...............        1.0000  $  28,500,000.00
                                                                                                              ----------------
      5.   The amount of Principal Receivables in the Trust represented by the Class C
           Note Principal Balance on the last day of the related Monthly Period...............        1.0000  $  21,000,000.00
                                                                                                              ----------------
      6.   The amount of Principal Receivables in the trust represented by the Class D
           Note Principal Balance on the last day of the related Monthly Period...............        1.0000  $  10,500,000.00
                                                                                                              ----------------
      7.   The Floating Investor Percentage with respect to the period:

      June 1, 2005 through June 15, 2005                                                                             9.4753141%
                                                                                                              ----------------
      June 16, 2005 through June 30, 2005                                                                            9.0026171%
                                                                                                              ----------------

      8.   The Fixed Investor Percentage with respect to the period:

      June 1, 2005 through June 15, 2005                                                                             N/A
                                                                                                              ----------------
      June 16, 2005 through June 30, 2005                                                                            N/A
                                                                                                              ----------------

      9.   The amount of Investor Principal Collections applicable to Series 2001-A...........                $  67,168,651.99
                                                                                                              ----------------
      10a. The amount of Available Finance Charge Collections on deposit
           in the Collection Account on the related Payment Date..............................                $   3,803,535.86
                                                                                                              ----------------

      10b. The amount of Available Finance Charge Collections not on deposit in the
           Collection Account on the related Payment Date pursuant to Section 8.04(a)
           of the Master Indenture............................................................                $   1,629,619.87
                                                                                                              ----------------

      11.  The Investor Default Amount for the related Monthly Period.........................                $   1,642,720.46
                                                                                                              ----------------

      12.  The Monthly Servicing Fee for the related Monthly Period...........................                $     500,000.00
                                                                                                              ----------------

13.   Trust yields for the related Monthly Period

      a. The cash yield for the related Monthly Period.............................................                          21.73%
                                                                                                                  ----------------

      b. The default rate for the related Monthly Period...........................................                           6.57%
                                                                                                                  ----------------

      c. The Net Portfolio Yield for the related Monthly Period....................................                          15.16%
                                                                                                                  ----------------

      d. The Base Rate for the related Monthly Period..............................................                           5.86%
                                                                                                                  ----------------

      e. The Excess Spread Percentage for the related Monthly Period...............................                           9.30%
                                                                                                                  ----------------

      f. The Quarterly Excess Spread Percentage for the related Monthly Period.....................                           9.55%
                                                                                                                  ----------------

                  i)   Excess Spread Percentage related to                      Jun-05                                        9.30%
                                                                                                                  ----------------

                  ii)  Excess Spread Percentage related to                      May-05                                        9.19%
                                                                                                                  ----------------

                  iii) Excess Spread Percentage related to                      Apr-05                                       10.17%
                                                                                                                  ----------------

14.   Floating Rate Determinations:

LIBOR for the Interest Period from June 20, 2005 through and including July 19, 2005                                       3.26000%
                                                                                                                  ----------------

15.   Principal Funding Account

      a. The amount on deposit in the Principal Funding Account on the related
         Payment Date (after taking into consideration deposits and withdraws
         for the related Payment Date).............................................................               $              -
                                                                                                                  ----------------

      b. The Accumulation Shortfall with respect to the related Monthly Period.....................               $              -
                                                                                                                  ----------------

      c. The Principal Funding Investment Proceeds deposited in the Collection
         Account to be treated as Available Finance Charge Collections.............................               $              -
                                                                                                                  ----------------

16.   Reserve Account

      a. The amount on deposit in the Reserve Account on the related Payment
         Date (after taking into consideration deposits and withdraws for the
         related Payment Date).....................................................................               $              -
                                                                                                                  ----------------

      b. The Reserve Draw Amount for the related Monthly Period deposited into
         the Collection Account to be treated as Available Finance Charge Collections..............               $              -
                                                                                                                  ----------------

      c. Interest earnings on the Reserve Account deposited into the Collection
         Account to be treated as Available Finance Charge Collections.............................               $              -
                                                                                                                  ----------------

17.   Cash Collateral Account

      a. The Required Cash Collateral Account Amount on the related Payment Date...................               $   5,250,000.00
                                                                                                                  ----------------

      b. The Available Cash Collateral Account Amount on the related Payment Date..................               $   5,250,000.00
                                                                                                                  ----------------

18.   Investor Charge-Offs

      a. The aggregate amount of Investor Charge-Offs for the related Monthly Period...............               $              -
                                                                                                                  ----------------

      b. The aggregate amount of Investor Charge-Offs reimbursed
         on the Payment Date.......................................................................               $              -
                                                                                                                  ----------------

19.   The Monthly Principal Reallocation Amount for the related Monthly Period.....................               $              -
                                                                                                                  ----------------

                         Advanta Bank Corp.
                         as Servicer

                         By: /s/ MICHAEL COCO
                         Name: Michael Coco
                         Title: Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HAP6
CLASS B CUSIP #00761HAQ4
CLASS C CUSIP #00761HAR2

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-A
                           PERIOD ENDING JUNE 30, 2005

The information which is required to be prepared with respect to the Payment Date of July 20, 2005 and with respect to the performance of the Trust during the period of June 1, 2005 through June 30, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-A Indenture Supplement.

I.   Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

     1.   The amount of distribution in respect to principal payment to the Class A Noteholder.........                          -
                                                                                                                ------------------

     2.   The amount of distribution in respect to principal payment to the Class B Noteholder.........                          -
                                                                                                                ------------------

     3.   The amount of distribution in respect to principal payment to the Class C Noteholder.........                          -
                                                                                                                ------------------

     4.   The amount of distribution in respect to principal payment to the Class D Noteholder.........                          -
                                                                                                                ------------------

II.  Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

     1.   The amount of distribution in respect to the Class A Monthly Interest .......................                    3.05000
                                                                                                                ------------------

     2.   The amount of distribution in respect to the Class B Monthly Interest .......................                    4.17500
                                                                                                                ------------------

     3.   The amount of distribution in respect to the Class C Monthly Interest .......................                    5.63333
                                                                                                                ------------------

     4.   The amount of distribution in respect to the Class D Monthly Interest .......................                    9.38333
                                                                                                                ------------------

III. Information regarding the total monthly distribution to the Noteholder (Stated on the basis of
     $1,000 original Note Principal Balance)

     1.   The total amount of distribution in respect to the Class A Noteholder........................                    3.05000
                                                                                                                ------------------

     2.   The total amount of distribution in respect to the Class B Noteholder........................                    4.17500
                                                                                                                ------------------

     3.   The total amount of distribution in respect to the Class C Noteholder........................                    5.63333
                                                                                                                ------------------

     4.   The total amount of distribution in respect to the Class D Noteholder........................                    9.38333
                                                                                                                ------------------

IV.  Information regarding the performance of the Advanta Business Card Master Trust

     1.   The aggregate amount of such Collections with respect to Principal Receivables
          for the Monthly Period preceding such Payment Date ..........................................         $   727,648,383.98
                                                                                                                ------------------
     2.   The aggregate amount of such Collections with respect to Finance Charge and
          Administrative Receivables for the Monthly Period preceding such Payment Date ...............         $    58,649,208.75
                                                                                                                ------------------

     3.   Recoveries for the preceding Monthly Period .................................................         $     4,251,494.56
                                                                                                                ------------------

     4.   The Defaulted Amount for the preceding Monthly Period .......................................         $    18,109,230.52
                                                                                                                ------------------

     5.   The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly Period, and the
          denominator is the average Receivables for the preceding Monthly Period......................                       5.05%
                                                                                                                ------------------

     6.   The total amount of Principal Receivables in the trust at the beginning of the
          preceding Monthly Period ....................................................................         $ 3,166,121,962.43
                                                                                                                ------------------

     7.   The total amount of Principal Receivables in the trust as of the last day of the
          preceding Monthly Period.................................................................             $ 3,304,047,087.30
                                                                                                                ------------------

     8.   The total amount of Finance Charge and Administrative Receivables in the Trust
          at the beginning of the preceding Monthly Period.............................................         $    52,574,134.63
                                                                                                                ------------------

9.   The total amount of Finance Charge and Administrative Receivables in the Trust
     as of the last day of the preceding Monthly Period................................................         $    57,268,277.28
                                                                                                                ------------------

10.  The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as
     of the last day of the preceding Monthly Period ..................................................         $ 2,639,750,000.00
                                                                                                                ------------------

11.  The Transferor Interest as of the last day of the preceding Monthly Period .......................         $   664,297,087.30
                                                                                                                ------------------

12.  The transferor percentage as of the last day of the preceding Monthly Period .....................                      20.11%
                                                                                                                ------------------

13.  The Required Transferor Percentage ...............................................................                       6.00%
                                                                                                                ------------------

14.  The Required Transferor Interest .................................................................         $   198,242,825.24
                                                                                                                ------------------

15.  The monthly principal payment rate for the preceding Monthly Period ..............................                     22.982%
                                                                                                                ------------------

16.  The balance in the Excess Funding Account as of the last day of
     the preceding  Monthly Period ....................................................................         $                -
                                                                                                                ------------------

17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                               Percentage              Aggregate
                                                                of Total                Account
                                                              Receivables               Balance
(a) Delinquent between 30 days and 59 days                      0.955%            $  32,083,940.64
(b) Delinquent between 60 days and 89 days                      0.933%            $  31,375,281.51
(c) Delinquent between 90 days and 119 days                     0.716%            $  24,061,790.43
(d) Delinquent between 120 days and 149 days                    0.568%            $  19,080,083.34
(e) Delinquent between 150 days and 179 days                    0.563%            $  18,918,637.78
(f) Delinquent 180 days or greater                              0.000%            $              -
                                                                -----             ----------------
(g) Aggregate                                                   3.735%            $ 125,519,733.70
                                                                =====             ================

V.   Information regarding Series 2003-A

     1.   The amount of Principal Receivables in the Trust represented by the Invested Amount
          of Series 2003-A as of the last day of the related Monthly Period .......................                $ 400,000,000.00
                                                                                                                   ----------------
     2.   The amount of Principal Receivables in the Trust represented by the Adjusted
          Invested Amount of Series 2003-A on the last day of the related Monthly Period ..........                $ 400,000,000.00
                                                                                                                   ----------------
                                                                                                     NOTE FACTORS
     3.   The amount of Principal Receivables in the Trust represented by the Class A Note
          Principal Balance on the last day of the related Monthly Period  ........................        1.0000  $ 320,000,000.00
                                                                                                                   ----------------
     4.   The amount of Principal Receivables in the Trust represented by the Class B Note
          Principal Balance on the last day of the related Monthly Period  ........................        1.0000  $  37,000,000.00
                                                                                                                   ----------------
     5.   The amount of Principal Receivables in the Trust represented by the Class C Note
          Principal Balance on the last day of the related Monthly Period  ........................        1.0000  $  29,000,000.00
                                                                                                                   ----------------
     6.   The amount of Principal Receivables in the trust represented by the Class D Note
          Principal Balance on the last day of the related Monthly Period  ........................        1.0000  $  14,000,000.00
                                                                                                                   ----------------
     7.   The Floating Investor Percentage with respect to the period:

     June 1, 2005 through June 15, 2005                                                                                  12.6337521%
                                                                                                                   ----------------
     June 16, 2005 through June 30, 2005                                                                                 12.0034895%
                                                                                                                   ----------------
     8.   The Fixed Investor Percentage with respect to the period:

     June 1, 2005 through June 15, 2005                                                                                   N/A
                                                                                                                   ----------------
     June 16, 2005 through June 30, 2005                                                                                  N/A
                                                                                                                   ----------------
     9.   The amount of Investor Principal Collections applicable to Series 2003-A.................                $  89,558,202.72
                                                                                                                   ----------------
     10a. The amount of the Investor Finance Charge Collections on deposit in the Collection
          Account on the Related Payment Date to be treated as Servicer Interchange................                $      83,333.33
                                                                                                                   ----------------
     10b. The amount of Available Finance Charge Collections on deposit in the Collection
          Account on the related Payment Date .....................................................                $   5,071,381.14
                                                                                                                   ----------------
     10c. The amount of Available Finance Charge Collections not on deposit in the Collection
          Account on the related Payment Date pursuant to Section 8.04(a) of the Master Indenture..                $   2,089,493.12
                                                                                                                   ----------------
     11.  The Investor Default Amount for the related Monthly Period ..............................                $   2,190,293.92
                                                                                                                   ----------------
     12.  The Monthly Servicing Fee for the related Monthly Period ................................                $     666,666.67
                                                                                                                   ----------------

13.  Trust yields for the related Monthly Period

     a.      The cash yield for the related Monthly Period.............................................                       21.73%
                                                                                                                   ----------------
     b.      The default rate for the related Monthly Period...........................................                        6.57%
                                                                                                                   ----------------
     c.      The Net Portfolio Yield for the related Monthly Period ...................................                       15.16%
                                                                                                                   ----------------
     d.      The Base Rate for the related Monthly Period .............................................                        6.28%
                                                                                                                   ----------------
     e.      The Excess Spread Percentage for the related Monthly Period ..............................                        8.88%
                                                                                                                   ----------------
     f.      The Quarterly Excess Spread Percentage for the related Monthly Period ....................                        9.13%
                                                                                                                   ----------------
                  i) Excess Spread Percentage related to               Jun-05                                                  8.88%
                                                                                                                   ----------------
                  ii) Excess Spread Percentage related to              May-05                                                  8.77%
                                                                                                                   ----------------
                  iii) Excess Spread Percentage related to             Apr-05                                                  9.75%
                                                                                                                   ----------------
14. Floating Rate Determinations:

LIBOR for the Interest Period from June 20, 2005 through and including July 19, 2005                                        3.26000%
                                                                                                                   ----------------
15.  Principal Funding Account

             a. The amount on deposit in the Principal Funding Account on the related Payment Date
                (after taking into consideration deposits and withdraws for the related Payment Date)..            $              -
                                                                                                                   ----------------
             b.  The Accumulation Shortfall with respect to the related Monthly Period ................            $              -
                                                                                                                   ----------------
             c. The Principal Funding Investment Proceeds deposited in the Collection
                Account to be treated as Available Finance Charge Collections .........................            $              -
                                                                                                                   ----------------
16.  Reserve Account

             a. The amount on deposit in the Reserve Account on the related Payment Date (after taking
                into consideration deposits and withdraws for the related Payment Date) ...............            $              -
                                                                                                                   ----------------
             b. The Reserve Draw Amount for the related Monthly Period deposited into the Collection
                Account to be treated as Available Finance Charge Collections .........................            $              -
                                                                                                                   ----------------
             c. Interest earnings on the Reserve Account deposited into the Collection
                Account to be treated as Available Finance Charge Collections .........................            $              -
                                                                                                                   ----------------
17.  Cash Collateral Account

             a.  The Required Cash Collateral Account Amount on the related Payment Date ..............                8,000,000.00
                                                                                                                   ----------------
             b.  The Available Cash Collateral Account Amount on the related Payment Date .............            $   8,000,000.00
                                                                                                                   ----------------
18.  Investor Charge-Offs

             a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period ..........            $              -
                                                                                                                   ----------------
             b. The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date ...........            $              -
                                                                                                                   ----------------
19.  The Monthly Principal Reallocation Amount for the related Monthly Period .........................            $              -
                                                                                                                   ----------------

                     Advanta Bank Corp.
                     as Servicer

                     By:/s/ MICHAEL COCO
                     Name:  Michael Coco
                     Title:  Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HAT8
CLASS B CUSIP #00761HAU5
CLASS C CUSIP #00761HAV3

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-B
                           PERIOD ENDING JUNE 30, 2005

The information which is required to be prepared with respect to the Payment Date of July 20, 2005 and with respect to the performance of the Trust during the period of June 1, 2005 through June 30, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-B Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

     1.   The amount of distribution in respect to principal payment to the Class A Noteholder.........         $                -
                                                                                                                ------------------
     2.   The amount of distribution in respect to principal payment to the Class B Noteholder.........         $                -
                                                                                                                ------------------
     3.   The amount of distribution in respect to principal payment to the Class C Noteholder.........         $                -
                                                                                                                ------------------
     4.   The amount of distribution in respect to principal payment to the Class D Noteholder.........         $                -
                                                                                                                ------------------
II.  Information regarding the current monthly interest distribution to the
     Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

     1.   The amount of distribution in respect to the Class A Monthly Interest........................                    3.00833
                                                                                                                ------------------
     2.   The amount of distribution in respect to the Class B Monthly Interest .......................                    4.09167
                                                                                                                ------------------
     3.   The amount of distribution in respect to the Class C Monthly Interest .......................                    6.13333
                                                                                                                ------------------
     4.   The amount of distribution in respect to the Class D Monthly Interest .......................                    9.38333
                                                                                                                ------------------
III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

     1.   The total amount of distribution in respect to the Class A Noteholder .......................                    3.00833
                                                                                                                ------------------
     2.   The total amount of distribution in respect to the Class B Noteholder .......................                    4.09167
                                                                                                                ------------------
     3.   The total amount of distribution in respect to the Class C Noteholder .......................                    6.13333
                                                                                                                ------------------
     4.   The total amount of distribution in respect to the Class D Noteholder .......................                    9.38333
                                                                                                                ------------------
IV. Information regarding the performance of the Advanta Business Card Master
    Trust

     1.   The aggregate amount of such Collections with respect to Principal Receivables
          for the Monthly Period preceding such Payment Date ..........................................         $   727,648,383.98
                                                                                                                ------------------
     2.   The aggregate amount of such Collections with respect to Finance Charge and
          Administrative Receivables for the Monthly Period preceding such Payment Date ...............         $    58,649,208.75
                                                                                                                ------------------
     3.   Recoveries for the preceding Monthly Period .................................................         $     4,251,494.56
                                                                                                                ------------------
     4.   The Defaulted Amount for the preceding Monthly Period .......................................         $    18,109,230.52
                                                                                                                ------------------
     5.   The annualized percentage equivalent of a fraction, the numerator of which is the
          Defaulted Amount less Recoveries for the preceding Monthly Period, and the
          denominator is the average Receivables for the preceding Monthly Period......................                       5.05%
                                                                                                                ------------------
     6.   The total amount of Principal Receivables in the trust at the beginning of the
          preceding Monthly Period ....................................................................         $ 3,166,121,962.43
                                                                                                                ------------------
     7.   The total amount of Principal Receivables in the trust as of the last day of the
          preceding Monthly Period.....................................................................         $ 3,304,047,087.30
                                                                                                                ------------------
     8.   The total amount of Finance Charge and Administrative Receivables in the Trust at
          the beginning of the preceding Monthly Period ...............................................         $    52,574,134.63
                                                                                                                ------------------
     9.   The total amount of Finance Charge and Administrative Receivables in the Trust as
          of the last day of the preceding Monthly Period .............................................         $    57,268,277.28
                                                                                                                ------------------

10.  The aggregated Adjusted Invested Amounts of all Series of Notes
     outstanding as of the last day of the preceding Monthly Period ....................................        $ 2,639,750,000.00
                                                                                                                ------------------
11.  The Transferor Interest as of the last day of the preceding Monthly Period ........................        $   664,297,087.30
                                                                                                                ------------------
12.  The transferor percentage as of the last day of the preceding Monthly Period ......................                     20.11%
                                                                                                                ------------------
13.  The Required Transferor Percentage ................................................................                      6.00%
                                                                                                                ------------------
14.  The Required Transferor Interest ..................................................................        $   198,242,825.24
                                                                                                                ------------------
15.  The monthly principal payment rate for the preceding Monthly Period ...............................                    22.982%
                                                                                                                ------------------
16.  The balance in the Excess Funding Account as of the last day of the
     preceding Monthly Period...........................................................................        $                -
                                                                                                                ------------------
17.  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                           Percentage               Aggregate
                                                            of Total                 Account
                                                           Receivables               Balance
(a) Delinquent between 30 days and 59 days                   0.955%              $  32,083,940.64
(b) Delinquent between 60 days and 89 days                   0.933%              $  31,375,281.51
(c) Delinquent between 90 days and 119 days                  0.716%              $  24,061,790.43
(d) Delinquent between 120 days and 149 days                 0.568%              $  19,080,083.34
(e) Delinquent between 150 days and 179 days                 0.563%              $  18,918,637.78
(f) Delinquent 180 days or greater                           0.000%              $              -
                                                             -----               ----------------
(g) Aggregate                                                3.735%              $ 125,519,733.70
                                                             =====               ================

V.   Information regarding Series 2003-B

     1.   The amount of Principal Receivables in the Trust represented by the Invested Amount of
          Series 2003-B as of the last day of the related Monthly Period...........................                $ 300,000,000.00
                                                                                                                   ----------------
     2.   The amount of Principal Receivables in the Trust represented by the Adjusted Invested
          Amount of Series 2003-B on the last day of the related Monthly Period ...................                $ 300,000,000.00
                                                                                                                   ----------------
                                                                                                     NOTE FACTORS
     3.   The amount of Principal Receivables in the Trust represented by the Class A Note
          Principal Balance on the last day of the related Monthly Period..........................        1.0000  $ 240,000,000.00
                                                                                                                   ----------------
     4.   The amount of Principal Receivables in the Trust represented by the Class B Note
          Principal Balance on the last day of the related Monthly Period..........................        1.0000  $  27,750,000.00
                                                                                                                   ----------------
     5.   The amount of Principal Receivables in the Trust represented by the Class C Note
          Principal Balance on the last day of the related Monthly Period..........................        1.0000  $  21,750,000.00
                                                                                                                   ----------------
     6.   The amount of Principal Receivables in the trust represented by the Class D Note
          Principal Balance on the last day of the related Monthly Period..........................        1.0000  $  10,500,000.00
                                                                                                                   ----------------
     7.   The Floating Investor Percentage with respect to the period:

     June 1, 2005 through June 15, 2005                                                                                   9.4753141%
                                                                                                                   ----------------
     June 16, 2005 through June 30, 2005                                                                                  9.0026171%
                                                                                                                   ----------------
     8. The Fixed Investor Percentage with respect to the period:

     June 1, 2005 through June 15, 2005                                                                                  N/A
                                                                                                                   ----------------
     June 16, 2005 through June 30, 2005                                                                                 N/A
                                                                                                                   ----------------
     9. The amount of Investor Principal Collections applicable to Series 2003-B...................                $  67,168,651.99
                                                                                                                   ----------------

     10a. The amount of Available Finance Charge Collections on deposit in the Collection Account
          on the related Payment Date..............................................................                $   3,803,535.86
                                                                                                                   ----------------
     10b. The amount of Available Finance Charge Collections not on deposit in the Collection  Account on the related Payment Date pursuant
          to Section 8.04(a) of the Master Indenture...............................................                $   1,629,619.87
                                                                                                                   ----------------
     11.  The Investor Default Amount for the related Monthly Period...............................                $   1,642,720.46
                                                                                                                   ----------------
     12.  The Monthly Servicing Fee for the related Monthly Period.................................                $     500,000.00
                                                                                                                   ----------------
     13. Trust yields for the related Monthly Period

          a. The cash yield for the related Monthly Period.........................................                           21.73%
                                                                                                                   ----------------
          b. The default rate for the related Monthly Period.......................................                            6.57%
                                                                                                                   ----------------
          c. The Net Portfolio Yield for the related Monthly Period................................                           15.16%
                                                                                                                   ----------------

          d.  The Base Rate for the related Monthly Period.............................................                        6.27%
                                                                                                                   ----------------
          e.  The Excess Spread Percentage for the related Monthly Period..............................                        8.89%
                                                                                                                   ----------------
          f.  The Quarterly Excess Spread Percentage for the related Monthly Period....................                        9.14%
                                                                                                                   ----------------
                 i) Excess Spread Percentage related to                       Jun-05                                           8.89%
                                                                                                                   ----------------
                 ii) Excess Spread Percentage related to                      May-05                                           8.77%
                                                                                                                   ----------------
                 iii) Excess Spread Percentage related to                     Apr-05                                           9.76%
                                                                                                                   ----------------
14.  Floating Rate Determinations:

LIBOR for the Interest Period from  June 20, 2005 through and  including July 19, 2005                                      3.26000%
                                                                                                                   ----------------
15.  Principal Funding Account

          a. The amount on deposit in the Principal Funding Account on the related Payment Date
             (after taking into consideration deposits and withdraws for the related Payment Date).....            $              -
                                                                                                                   ----------------
          b. The Accumulation Shortfall with respect to the related Monthly Period.....................            $              -
                                                                                                                   ----------------
          c. The Principal Funding Investment Proceeds deposited in the Collection
             Account to be treated as Available Finance Charge Collections.............................            $              -
                                                                                                                   ----------------
16.  Reserve Account

          a. The amount on deposit in the Reserve Account on the related Payment Date (after
             taking into consideration deposits and withdraws for the related Payment Date)............            $              -
                                                                                                                   ----------------
          b. The Reserve Draw Amount for the related Monthly Period deposited into the Collection
              Account to be treated as Available Finance Charge Collections............................            $              -
                                                                                                                   ----------------
          c. Interest earnings on the Reserve Account deposited into the Collection
             Account to be treated as Available Finance Charge Collections.............................            $              -
                                                                                                                   ----------------
17.  Cash Collateral Account

          a. The Required Cash Collateral Account Amount on the related Payment Date...................            $   6,750,000.00
                                                                                                                   ----------------
          b. The Available Cash Collateral Account Amount on the related Payment Date..................            $   6,750,000.00
                                                                                                                   ----------------
18.  Investor Charge-Offs

          a. The aggregate amount of Investor Charge-Offs for the related Monthly Period...............            $              -
                                                                                                                   ----------------
          b. The aggregate amount of Investor Charge-Offs reimbursed
             on the Payment Date.......................................................................            $              -
                                                                                                                   ----------------
19.  The Monthly Principal Reallocation Amount for the related Monthly Period..........................            $              -
                                                                                                                   ----------------

                         Advanta Bank Corp.
                         as Servicer

                         By: /s/ MICHAEL COCO
                         Name:  Michael Coco
                         Title:  Vice President and Treasurer

EXHIBIT C

CLASS A-1 CUSIP #00761HAW1
CLASS A-2 CUSIP #00761HAX9
CLASS B   CUSIP #00761HAY7
CLASS C-1 CUSIP #00761HBA8
CLASS C-2 CUSIP #00761HBB6

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-C
                           PERIOD ENDING JUNE 30, 2005

The information which is required to be prepared with respect to the Payment Date of July 20, 2005 and with respect to the performance of the Trust during the period of June 1, 2005 through June 30, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-C Indenture Supplement.

I.    Information regarding the current monthly principal distribution to the Noteholders (Stated on the basis of $1,000 original Note Principal Balance)

      1.  The amount of distribution in respect to principal payment to the Class A-1 Noteholders......    $               -
                                                                                                           -----------------
      2.  The amount of distribution in respect to principal payment to the Class A-2 Noteholders......    $               -
                                                                                                           -----------------
      3.  The amount of distribution in respect to principal payment to the Class B Noteholders........    $               -
                                                                                                           -----------------
      4.  The amount of distribution in respect to principal payment to the Class C-1 Noteholders......    $               -
                                                                                                           -----------------
      5.  The amount of distribution in respect to principal payment to the Class C-2 Noteholders......    $               -
                                                                                                           -----------------
      6.  The amount of distribution in respect to principal payment to the Class D Noteholders........    $               -
                                                                                                           -----------------

II.   Information regarding the current monthly interest distribution to the Noteholders (Stated on the basis of $1,000 original Note Principal Balance)

      1.  The amount of distribution in respect to the Class A-1 Monthly Interest......................    $         2.99333
                                                                                                           -----------------
      2.  The amount of distribution in respect to the Class A-2 Monthly Interest......................    $         2.90833
                                                                                                           -----------------
      3.  The amount of distribution in respect to the Class B Monthly Interest........................    $         3.96667
                                                                                                           -----------------
      4.  The amount of distribution in respect to the Class C-1 Monthly Interest......................    $         6.00833
                                                                                                           -----------------
      5.  The amount of distribution in respect to the Class C-2 Monthly Interest......................    $         4.95833
                                                                                                           -----------------
      6.  The amount of distribution in respect to the Class D Monthly Interest........................    $         8.55000
                                                                                                           -----------------

III.  Information regarding the total monthly distribution to the Noteholders (Stated on the basis of
      $1,000 original Note Principal Balance)

      1.  The total amount of distribution in respect to the Class A-1 Noteholders.....................    $         2.99333
                                                                                                           -----------------
      2.  The total amount of distribution in respect to the Class A-2 Noteholders.....................    $         2.90833
                                                                                                           -----------------
      3.  The total amount of distribution in respect to the Class B Noteholders.......................    $         3.96667
                                                                                                           -----------------
      4.  The total amount of distribution in respect to the Class C-1 Noteholders.....................    $         6.00833
                                                                                                           -----------------
      5.  The total amount of distribution in respect to the Class C-2 Noteholders.....................    $         4.95833
                                                                                                           -----------------
      6.  The total amount of distribution in respect to the Class D Noteholders.......................    $         8.55000
                                                                                                           -----------------

IV.   Information regarding the performance of the Advanta Business Card Master Trust

      1.  The aggregate amount of such Collections with respect to Principal Receivables for the
          Monthly Period preceding such Payment Date...................................................    $  727,648,383.98
                                                                                                           -----------------
      2.  The aggregate amount of such Collections with respect to Finance Charge and
          Administrative Receivables for the Monthly Period preceding such Payment Date................    $   58,649,208.75
                                                                                                           -----------------
      3.  Recoveries for the preceding Monthly Period..................................................    $    4,251,494.56
                                                                                                           -----------------
      4.  The Defaulted Amount for the preceding Monthly Period .......................................    $   18,109,230.52
                                                                                                           -----------------
      5.  The annualized percentage equivalent of a fraction, the numerator  of which is the
          Defaulted Amount less Recoveries for the preceding Monthly Period, and the denominator
          is the average Receivables for the preceding Monthly Period..................................                 5.05%
                                                                                                           -----------------
      6.  The total amount of Principal Receivables in the trust at the beginning of the
          preceding Monthly Period.....................................................................    $3,166,121,962.43
                                                                                                           -----------------
      7.  The total amount of Principal Receivables in the trust as of the last day of the
          preceding Monthly Period.....................................................................    $3,304,047,087.30
                                                                                                           -----------------
      8.  The total amount of Finance Charge and Administrative Receivables in the Trust at the
          beginning of the preceding Monthly Period....................................................    $   52,574,134.63
                                                                                                           -----------------
      9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of the
          last day of the preceding Monthly Period.....................................................    $   57,268,277.28
                                                                                                           -----------------

10.   The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day
      of the preceding Monthly Period..................................................................    $2,639,750,000.00
                                                                                                           -----------------
11.   The Transferor Interest as of the last day of the preceding Monthly Period.......................    $  664,297,087.30
                                                                                                           -----------------
12.   The transferor percentage as of the last day of the preceding Monthly Period.....................                20.11%
                                                                                                           -----------------
13.   The Required Transferor Percentage...............................................................                 6.00%
                                                                                                           -----------------
14.   The Required Transferor Interest.................................................................    $  198,242,825.24
                                                                                                           -----------------
15.   The monthly principal payment rate for the preceding Monthly Period .............................               22.982%
                                                                                                           -----------------
16.   The balance in the Excess Funding Account as of the last day of the preceding  Monthly Period....    $               -
                                                                                                           -----------------
17.   The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                            Percentage                     Aggregate
                                                             of Total                       Account
                                                            Receivables                     Balance
                                                            -----------                 ---------------
(a) Delinquent between 30 days and 59 days                     0.955%                   $ 32,083,940.64
(b) Delinquent between 60 days and 89 days                     0.933%                   $ 31,375,281.51
(c) Delinquent between 90 days and 119 days                    0.716%                   $ 24,061,790.43
(d) Delinquent between 120 days and 149 days                   0.568%                   $ 19,080,083.34
(e) Delinquent between 150 days and 179 days                   0.563%                   $ 18,918,637.78
(f) Delinquent 180 days or greater                             0.000%                   $             -
                                                               -----                    ---------------
(g) Aggregate                                                  3.735%                   $125,519,733.70
                                                               =====                    ===============

V.    Information regarding Series 2003-C

      1.   The amount of Principal Receivables in the Trust represented by the Invested
           Amount of Series 2003-C as of the last day of the related Monthly Period.........                $ 300,000,000.00
                                                                                                            ----------------
      2.   The amount of Principal Receivables in the Trust represented by the Adjusted
           Invested Amount of Series 2003-C on the last day of the related Monthly Period...                $ 300,000,000.00
                                                                                              NOTE FACTORS  ----------------
      3.   The amount of Principal Receivables in the Trust represented by the Class A-1
           Note Principal Balance on the last day of the related Monthly Period.............        1.0000  $ 210,000,000.00
                                                                                                            ----------------
      4.   The amount of Principal Receivables in the Trust represented by the Class A-2
           Note Principal Balance on the last day of the related Monthly Period.............        1.0000  $  30,000,000.00
                                                                                                            ----------------
      5.   The amount of Principal Receivables in the Trust represented by the Class B
           Note Principal Balance on the last day of the related Monthly Period.............        1.0000  $  27,750,000.00
                                                                                                            ----------------
      6.   The amount of Principal Receivables in the Trust represented by the Class C-1
           Note Principal Balance on the last day of the related Monthly Period ............        1.0000  $  10,000,000.00
                                                                                                            ----------------
      7.   The amount of Principal Receivables in the Trust represented by the Class C-2
           Note Principal Balance on the last day of the related Monthly Period.............        1.0000  $  11,750,000.00
                                                                                                            ----------------
      8.   The amount of Principal Receivables in the trust represented by the Class D
           Note Principal Balance on the last day of the related Monthly Period.............        1.0000  $  10,500,000.00
                                                                                                            ----------------
      9.   The Floating Investor Percentage with respect to the period:

      June 1, 2005 through June 15, 2005                                                                           9.4753141%
                                                                                                            ----------------
      June 16, 2005 through June 30, 2005                                                                          9.0026171%
                                                                                                            ----------------
      10.  The Fixed Investor Percentage with respect to the period:

      June 1, 2005 through June 15, 2005                                                                           9.4753141%
                                                                                                            ----------------
      June 16, 2005 through June 30, 2005                                                                          9.0026171%
                                                                                                            ----------------
      11.  The amount of Investor Principal Collections applicable to Series 2003-C.........                $  67,168,651.99
                                                                                                            ----------------
      12a. The amount of Available Finance Charge Collections on deposit in the
           Collection Account on the related Payment Date...................................                $   3,815,141.05
                                                                                                            ----------------
      12b. The amount of Available Finance Charge Collections not on deposit in the
           Collection Account on the related Payment Date pursuant to Section 8.04(a) of
           the Master Indenture.............................................................                $   1,618,933.83
                                                                                                            ----------------
      13.  The Investor Default Amount for the related Monthly Period.......................                $   1,642,720.46
                                                                                                            ----------------
      14.  The Monthly Servicing Fee for the related Monthly Period.........................                $     500,000.00
                                                                                                            ----------------

15. Trust yields for the related Monthly Period

    a.  The cash yield for the related Monthly Period.............................................              21.74%
                                                                                                              -------
    b.  The default rate for the related Monthly Period...........................................               6.57%
                                                                                                              -------
    c.  The Net Portfolio Yield for the related Monthly Period ...................................              15.17%
                                                                                                              -------
    d.  The Base Rate for the related Monthly Period..............................................               6.14%
                                                                                                              -------
    e.  The Excess Spread Percentage for the related Monthly Period...............................               9.03%
                                                                                                              -------
    f.  The Quarterly Excess Spread Percentage for the related Monthly Period.....................               9.28%
                                                                                                              -------
             i) Excess Spread Percentage related to                        Jun-05                                9.03%
                                                                                                              -------
             ii) Excess Spread Percentage related to                       May-05                                8.92%
                                                                                                              -------
             iii) Excess Spread Percentage related to                      Apr-05                                9.89%
                                                                                                              -------

16. Floating Rate Determinations:

Average Federal Funds Rate for the Interest Period from  June 20, 2005 through and including
July 19, 2005                                                                                                 3.19200%
                                                                                                              -------
LIBOR for the Interest Period from  June 20, 2005 through and including July 19, 2005                         3.26000%
                                                                                                              -------

Federal Funds Rate in effect for each day during the interest period of June 20, 2005 through and including July 19, 2005

June 20       2.99%      June 28      3.17%      July 6       3.27%      July 14      3.27%
June 21       3.01%      June 29      3.17%      July 7       2.99%      July 15      3.32%
June 22       2.96%      June 30      3.20%      July 8       3.18%      July 16      3.32%
June 23       2.93%      July 1       3.35%      July 9       3.18%      July 17      3.32%
June 24       3.05%      July 2       3.35%      July 10      3.18%      July 18      3.32%
June 25       3.05%      July 3       3.35%      July 11      3.22%      July 19      3.32%
June 26       3.05%      July 4       3.35%      July 12      3.23%
June 27       3.07%      July 5       3.36%      July 13      3.23%

17. Principal Funding Account

        a. The amount on deposit in the Principal Funding Account on the related Payment Date
           (after taking into consideration deposits and withdraws for the related Payment
           Date).................................................................................    $ 150,000,000.00
                                                                                                     ----------------
        b. The Accumulation Shortfall with respect to the related Monthly Period.................    $              -
                                                                                                     ----------------
        c. The Principal Funding Investment Proceeds deposited in the Collection Account to be
           treated as Available Finance Charge Collections.......................................    $              -
                                                                                                     ----------------
18. Reserve Account

        a. The amount on deposit in the Reserve Account on the related Payment Date (after
           taking into consideration deposits and withdraws for the related Payment Date)........    $     375,000.00
                                                                                                     ----------------
        b. The Reserve Draw Amount for the related Monthly Period deposited into the Collection
           Account to be treated as Available Finance Charge Collections.........................    $              -
                                                                                                     ----------------
        c. Interest earnings on the Reserve Account deposited into the Collection Account to be
           treated as Available Finance Charge Collections.......................................    $         919.15
                                                                                                     ----------------
19. Cash Collateral Account

        a. The Required Cash Collateral Account Amount on the related Payment Date...............    $   6,750,000.00
                                                                                                     ----------------
        b. The Available Cash Collateral Account Amount on the related Payment Date..............    $   6,750,000.00
                                                                                                     ----------------
20. Investor Charge-Offs

        a. The aggregate amount of Investor Charge-Offs for the related Monthly Period...........    $              -
                                                                                                     ----------------
        b. The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date...........    $              -
                                                                                                     ----------------

21. The Monthly Principal Reallocation Amount for the related Monthly Period.....................    $              -
                                                                                                     ----------------

                     Advanta Bank Corp.
                     as Servicer

                     By: /s/ MICHAEL COCO
                     Name: Michael Coco
                     Title: Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HBC4
CLASS B CUSIP #00761HBD2
CLASS C CUSIP #00761HBE0

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-D
                           PERIOD ENDING JUNE 30, 2005

The information which is required to be prepared with respect to the Payment Date of July 20, 2005 and with respect to the performance of the Trust during the period of June 1, 2005 through June 30, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-D Indenture Supplement.

I.   Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

        1.  The amount of distribution in respect to principal payment to the Class A Noteholder ....  $                  -
                                                                                                       --------------------

        2.  The amount of distribution in respect to principal payment to the Class B Noteholder ....  $                  -
                                                                                                       --------------------

        3.  The amount of distribution in respect to principal payment to the Class C Noteholder ....  $                  -
                                                                                                       --------------------

        4.  The amount of distribution in respect to principal payment to the Class D Noteholder ....  $                  -
                                                                                                       --------------------

II.  Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

        1.  The amount of distribution in respect to the Class A Monthly Interest ...................               2.94167
                                                                                                       --------------------

        2.  The amount of distribution in respect to the Class B Monthly Interest ...................               3.67500
                                                                                                       --------------------

        3.  The amount of distribution in respect to the Class C Monthly Interest ...................               5.13333
                                                                                                       --------------------

        4.  The amount of distribution in respect to the Class D Monthly Interest ...................               8.96667
                                                                                                       --------------------

III. Information regarding the total monthly distribution to the Noteholder (Stated on the basis of
     $1,000 original Note Principal Balance)

        1.  The total amount of distribution in respect to the Class A Noteholder ...................               2.94167
                                                                                                       --------------------

        2.  The total amount of distribution in respect to the Class B Noteholder ...................               3.67500
                                                                                                       --------------------

        3.  The total amount of distribution in respect to the Class C Noteholder ...................               5.13333
                                                                                                       --------------------

        4.  The total amount of distribution in respect to the Class D Noteholder ...................               8.96667
                                                                                                       --------------------

IV.  Information regarding the performance of the Advanta Business Card Master Trust

        1.  The aggregate amount of such Collections with respect to Principal Receivables for
            the Monthly Period preceding such Payment Date ..........................................  $     727,648,383.98
                                                                                                       --------------------

        2.  The aggregate amount of such Collections with respect to Finance Charge and
            Administrative Receivables for the Monthly Period preceding such Payment Date ...........  $      58,649,208.75
                                                                                                       --------------------

        3.  Recoveries for the preceding Monthly Period .............................................  $       4,251,494.56
                                                                                                       --------------------

        4.  The Defaulted Amount for the preceding Monthly Period ...................................  $      18,109,230.52
                                                                                                       --------------------

        5.  The annualized percentage equivalent of a fraction, the numerator of which is the
            Defaulted Amount less Recoveries for the preceding Monthly Period, and the
            denominator is the average Receivables for the preceding Monthly Period .................                  5.05%
                                                                                                       --------------------

        6.  The total amount of Principal Receivables in the trust at the beginning of the
            preceding Monthly Period ................................................................  $   3,166,121,962.43
                                                                                                       --------------------

        7.  The total amount of Principal Receivables in the trust as of the last day of the
            preceding Monthly Period ................................................................  $   3,304,047,087.30
                                                                                                       --------------------

        8.  The total amount of Finance Charge and Administrative Receivables in the Trust at
            the beginning of the preceding Monthly Period ...........................................  $      52,574,134.63
                                                                                                       --------------------

        9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of
            the last day of the preceding Monthly Period ............................................  $      57,268,277.28
                                                                                                       --------------------

        10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of
            the last day of the preceding Monthly Period ............................................  $   2,639,750,000.00
                                                                                                       --------------------

11.   The Transferor Interest as of the last day of the preceding Monthly Period ..............             $664,297,087.30
                                                                                                            ---------------

12.   The transferor percentage as of the last day of the preceding Monthly Period ............                       20.11%
                                                                                                            ---------------

13.   The Required Transferor Percentage ......................................................                        6.00%
                                                                                                            ---------------

14.   The Required Transferor Interest ........................................................             $198,242,825.24
                                                                                                            ---------------

15.   The monthly principal payment rate for the preceding Monthly Period .....................                      22.982%
                                                                                                            ---------------

16.   The balance in the Excess Funding Account as of the last day of the preceding
      Monthly Period ..........................................................................             $             -
                                                                                                            ---------------

17.   The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                          Percentage               Aggregate
                                                           of Total                 Account
                                                          Receivables               Balance
(a) Delinquent between 30 days and 59 days                   0.955%             $  32,083,940.64
(b) Delinquent between 60 days and 89 days                   0.933%             $  31,375,281.51
(c) Delinquent between 90 days and 119 days                  0.716%             $  24,061,790.43
(d) Delinquent between 120 days and 149 days                 0.568%             $  19,080,083.34
(e) Delinquent between 150 days and 179 days                 0.563%             $  18,918,637.78
(f) Delinquent 180 days or greater                           0.000%             $              -
                                                             -----              ----------------
(g) Aggregate                                                3.735%             $ 125,519,733.70
                                                             =====              ================

V. Information regarding Series 2003-D

      1.   The amount of Principal Receivables in the Trust represented by the Invested
           Amount of Series 2003-D as of the last day of the related Monthly Period .......                 $ 400,000,000.00
                                                                                                            ----------------

      2.   The amount of Principal Receivables in the Trust represented by the Adjusted
           Invested Amount of Series 2003-D on the last day of the related Monthly
           Period .........................................................................                 $ 400,000,000.00
                                                                                              NOTE FACTORS  ----------------

      3.   The amount of Principal Receivables in the Trust represented by the Class A Note
           Principal Balance on the last day of the related Monthly Period  ...............         1.0000  $ 320,000,000.00
                                                                                                            ----------------

      4.   The amount of Principal Receivables in the Trust represented by the Class B Note
           Principal Balance on the last day of the related Monthly Period  ...............         1.0000  $  37,000,000.00
                                                                                                            ----------------

      5.   The amount of Principal Receivables in the Trust represented by the Class C Note
           Principal Balance on the last day of the related Monthly Period  ...............         1.0000  $  29,000,000.00
                                                                                                            ----------------

      6.   The amount of Principal Receivables in the trust represented by the Class D Note
           Principal Balance on the last day of the related Monthly Period  ...............         1.0000  $  14,000,000.00
                                                                                                            ----------------

      7.   The Floating Investor Percentage with respect to the period:

      June 1, 2005 through June 15, 2005                                                                          12.6337521%
                                                                                                            ----------------
      June 16, 2005 through June 30, 2005                                                                         12.0034895%
                                                                                                            ----------------

      8.   The Fixed Investor Percentage with respect to the period:

      June 1, 2005 through June 15, 2005                                                                            N/A
                                                                                                            ----------------
      June 16, 2005 through June 30, 2005                                                                           N/A
                                                                                                            ----------------

      9.   The amount of Investor Principal Collections applicable to Series 2003-D........                 $  89,558,202.72
                                                                                                            ----------------

      10a. The amount of Available Finance Charge Collections on deposit in the
           Collection Account on the related Payment Date .................................                 $   5,071,381.14
                                                                                                            ----------------

      10b. The amount of Available Finance Charge Collections not on deposit in the
           Collection Account on the related Payment Date pursuant to Section 8.04(a) of
           the Master Indenture............................................................                 $   2,172,826.45
                                                                                                            ----------------

      11.  The Investor Default Amount for the related Monthly Period .....................                 $   2,190,293.92
                                                                                                            ----------------

      12.  The Monthly Servicing Fee for the related Monthly Period .......................                 $     666,666.67
                                                                                                            ----------------

      13.  Trust yields for the related Monthly Period

              a. The cash yield for the related Monthly Period.............................                            21.73%
                                                                                                            ----------------

              b. The default rate for the related Monthly Period...........................                             6.57%
                                                                                                            ----------------

              c. The Net Portfolio Yield for the related Monthly Period ...................                            15.16%
                                                                                                            ----------------

              d. The Base Rate for the related Monthly Period............. ................                             6.06%
                                                                                                            ----------------

              e. The Excess Spread Percentage for the related Monthly Period ..............                             9.10%
                                                                                                            ----------------

       f. The Quarterly Excess Spread Percentage for the related Monthly Period........................               9.36%
                                                                                                         -----------------

             i) Excess Spread Percentage related to             Jun-05                                                9.10%
                                                                                                         -----------------

             ii) Excess Spread Percentage related to            May-05                                                9.00%
                                                                                                         -----------------

             iii) Excess Spread Percentage related to            Apr-05                                               9.97%
                                                                                                         -----------------

14. Floating Rate Determinations:

LIBOR for the Interest Period from to June 20, 2005 through and to including July 19, 2005                         3.26000%
                                                                                                         -----------------

15. Principal Funding Account

       a. The amount on deposit in the Principal Funding Account on the related Payment Date
          (after taking into consideration deposits and withdraws for the related Payment Date) .......  $               -
                                                                                                         -----------------

       b.  The Accumulation Shortfall with respect to the related Monthly Period ......................  $               -
                                                                                                         -----------------

       c. The Principal Funding Investment Proceeds deposited in the Collection Account to be treated
          as Available Finance Charge Collections .....................................................  $               -
                                                                                                         -----------------

16. Reserve Account

       a. The amount on deposit in the Reserve Account on the related Payment Date (after taking into
          consideration deposits and withdraws for the related Payment Date) ..........................  $               -
                                                                                                         -----------------

       b. The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account
          to be treated as Available Finance Charge Collections .......................................  $               -
                                                                                                         -----------------

       c. Interest earnings on the Reserve Account deposited into the Collection Account to be treated
          as Available Finance Charge Collections .....................................................  $               -
                                                                                                         -----------------

17. Cash Collateral Account

       a. The Required Cash Collateral Account Amount on the related Payment Date .....................  $    9,000,000.00
                                                                                                         -----------------

       b. The Available Cash Collateral Account Amount on the related Payment Date.....................  $    9,000,000.00
                                                                                                         -----------------

18. Investor Charge-Offs

       a. The aggregate amount of Investor Charge-Offs for the related Monthly Period .................  $               -
                                                                                                         -----------------

       b. The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date .................  $               -
                                                                                                         -----------------

19. The Monthly Principal Reallocation Amount for the related Monthly Period ..........................  $               -
                                                                                                         -----------------

                    Advanta Bank Corp.
                    as Servicer

                    By: /s/ MICHAEL COCO
                    Name:  Michael Coco
                    Title: Vice President and Treasurer

EXHIBIT C

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  ADVANTASERIES
                           PERIOD ENDING JUNE 30, 2005

The information which is required to be prepared with respect to the Payment Date of July 20, 2005 and with respect to the performance of the Trust during the period of June 1, 2005 through June 30, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture as supplemented by the AdvantaSeries Indenture Supplement, the Transfer and Servicing Agreement or the Trust Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the AdvantaSeries Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholders

                                                               Total amount of principal
                                  CUSIP Number                         to be paid                          Per $1,000
                                  ------------                 -------------------------                   ----------
NOTHING TO REPORT

II. Information regarding the current monthly interest distribution to the Noteholders

                                                               Total amount of interest
                                  CUSIP Number                         to be paid                          Per $1,000
                                  ------------                 -------------------------                   ----------
2005-A1                            00761H BJ 9                       $ 693,750.00                            2.77500
2005-B1                            00761H BH 3                         303,333.33                            3.03333
2004-C1                            00761H BG 5                         359,166.67                            3.59167
2004-D1                                                                 68,833.33                            6.88333
2005-D1                                                                 87,666.67                            4.38333

III. Information regarding the performance of the Advanta Business Card Master Trust

1.  The aggregate amount of such Collections with respect to Principal Receivables
    for the Monthly Period preceding such Payment Date                                  $   727,648,383.98
                                                                                        ------------------

2.  The aggregate amount of such Collections with respect to Finance Charge and
    Administrative Receivables for the Monthly Period preceding such Payment Date       $    58,649,208.75
                                                                                        ------------------

3.  Recoveries for the Monthly Period preceding such Payment Date                       $     4,251,494.56
                                                                                        ------------------

4.  The Defaulted Amount for the Monthly Period preceding such Payment Date             $    18,109,230.52
                                                                                        ------------------

5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly Period, and the
    denominator is the average Receivables for the preceding Monthly Period                           5.05%
                                                                                        ------------------

6.  The total amount of Principal Receivables in the trust at the beginning of the
    preceding Monthly Period                                                            $ 3,166,121,962.43
                                                                                        ------------------

7.  The total amount of Principal Receivables in the trust as of the last day of
    the preceding Monthly Period                                                        $ 3,304,047,087.30
                                                                                        ------------------

8.  The total amount of Finance Charge and Administrative Receivables in the Trust
    at the beginning of the preceding Monthly Period                                    $    52,574,134.63
                                                                                        ------------------

9.  The total amount of Finance Charge and Administrative Receivables in the Trust
    as of the last day of the preceding Monthly Period                                  $    57,268,277.28
                                                                                        ------------------

10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as
    of the last day of the preceding Monthly Period                                     $ 2,639,750,000.00
                                                                                        ------------------

11. The Transferor Interest as of the end of the Monthly Period preceding such
    Payment Date                                                                        $   664,297,087.30
                                                                                        ------------------

12. The transferor percentage as of the end of the Monthly Period preceding such
    Payment Date                                                                                     20.11%
                                                                                        ------------------

13. The Required Transferor Percentage                                                                6.00%
                                                                                        ------------------

14. The Required Transferor Interest                                                    $   198,242,825.24
                                                                                        ------------------

15. The monthly principal payment rate for the Monthly Period preceding such
    Payment Date                                                                                    22.982%
                                                                                        ------------------

16. The balance in the Excess Funding Account as of the end of the Monthly Period
    preceding such Payment Date                                                         $                -
                                                                                        ------------------

   17. The aggregate outstanding balance of the Accounts which were delinquent as of the end of the Monthly Period preceding such Payment Date:

                                                             Percentage of Total                 Aggregate Account
                                                                 Receivables                          Balance
                                                             -------------------                 -----------------
(a) Delinquent between 30 days and 59 days                         0.955%                        $   32,083,940.64
(b) Delinquent between 60 days and 89 days                         0.933%                            31,375,281.51
(c) Delinquent between 90 days and 119 days                        0.716%                            24,061,790.43
(d) Delinquent between 120 days and 149 days                       0.568%                            19,080,083.34
(e) Delinquent between 150 days and 179 days                       0.563%                            18,918,637.78
(f) Delinquent 180 days or greater                                 0.000%                                        -
                                                                   -----                         -----------------
(g) Aggregate                                                      3.735%                        $  125,519,733.70
                                                                   =====                         =================

IV. Information regarding the AdvantaSeries

    1. AdvantaSeries balances and amounts as of the end of the Monthly Period preceding such Payment Date

                     Initial Principal  Outstanding Principal  Adjusted Outstanding     Invested      Adjusted Invested
                          Balance             Balance           Principal Balance        Amount            Amount
                     -----------------  ---------------------  --------------------  ---------------  -----------------
2005-A1              $  250,000,000.00  $      250,000,000.00  $     250,000,000.00  $250,000,000.00  $  250,000,000.00
                     -----------------  ---------------------  --------------------  ---------------  -----------------
Total Class A        $  250,000,000.00  $      250,000,000.00  $     250,000,000.00  $250,000,000.00  $  250,000,000.00

2005-B1              $  100,000,000.00  $      100,000,000.00  $     100,000,000.00  $100,000,000.00  $  100,000,000.00
                     -----------------  ---------------------  --------------------  ---------------  -----------------
Total Class B        $  100,000,000.00  $      100,000,000.00  $     100,000,000.00  $100,000,000.00  $  100,000,000.00

2004-C1              $  100,000,000.00  $      100,000,000.00  $     100,000,000.00  $100,000,000.00  $  100,000,000.00
                     -----------------  ---------------------  --------------------  ---------------  -----------------
Total Class C        $  100,000,000.00  $      100,000,000.00  $     100,000,000.00  $100,000,000.00  $  100,000,000.00

2004-D1              $   10,000,000.00  $       10,000,000.00  $      10,000,000.00  $ 10,000,000.00  $   10,000,000.00
2005-D1              $   20,000,000.00  $       20,000,000.00  $      20,000,000.00  $ 20,000,000.00  $   20,000,000.00
                     -----------------  ---------------------  --------------------  ---------------  -----------------
Total Class D        $   30,000,000.00  $       30,000,000.00  $      30,000,000.00  $ 30,000,000.00  $   30,000,000.00
                     -----------------  ---------------------  --------------------  ---------------  -----------------
Total AdvantaSeries  $  480,000,000.00  $      480,000,000.00  $     480,000,000.00  $480,000,000.00  $  480,000,000.00
                     =================  =====================  ====================  ===============  =================

2.  Weighted Average Floating Allocation Amount for the related Monthly Period           $     480,000,000.00
                                                                                         --------------------

3.  The Floating Investor Percentage with respect to the period:


June 1, 2005 through June 15, 2005                                                                 15.1605025%
                                                                                         --------------------
June 16, 2005 through June 30, 2005                                                                14.4041874%
                                                                                         --------------------

4.  The Fixed Investor Percentage with respect to the period:

June 1, 2005 through June 15, 2005                                                                 15.1605025%
                                                                                         --------------------
June 16, 2005 through June 30, 2005                                                                14.4041874%
                                                                                         --------------------

5.  The amount of Investor Principal Collections applicable to the AdvantaSeries         $     107,469,843.15
                                                                                         --------------------

6a. The amount of Available Finance Charge Collections on deposit in the Collection
    Account on the related Payment Date                                                  $       6,085,657.36
                                                                                         --------------------

6b. The amount of Available Finance Charge Collections not on deposit in the Collection
    Account on related Payment Date pursuant to Section 8.04(a) of the Master Indenture  $       2,607,391.75
                                                                                         --------------------

7.  The AdvantaSeries Defaulted Amount for the related Monthly Period                    $       2,628,352.74
                                                                                         --------------------

8.  The AdvantaSeries Monthly Servicing Fee for the related Monthly Period               $         800,000.00
                                                                                         --------------------

9.  AdvantaSeries performance for the related Monthly Period


        a. The cash yield for the related Monthly Period                                                21.73%
                                                                                         --------------------

        b. The default rate for the related Monthly Period                                               6.57%
                                                                                         --------------------

        c. The Net Portfolio Yield for the related Monthly Period                                       15.16%
                                                                                         --------------------

        d. The Base Rate for the related Monthly Period                                                  5.78%
                                                                                         --------------------

        e. The Excess Spread Percentage for the related Monthly Period                                   9.38%
                                                                                         --------------------

        f. The Quarterly Excess Spread Percentage                                                        7.91%
                                                                                         --------------------

               i) Excess Spread Percentage related to              Jun-05                                9.38%
                                                                                         --------------------

               ii) Excess Spread Percentage related to             May-05                                6.33%
                                                                                         --------------------

               iii) Excess Spread Percentage related to            Apr-05                                8.01%
                                                                                         --------------------

       g. The Excess Spread Amount for the related Monthly Period                        $   3,751,946.37
                                                                                         ----------------

       h. The average Excess Spread Amount for the three preceding Monthly Periods       $   1,806,497.18
                                                                                         ----------------

              i)   Excess Spread Amount related to       Jun-05                          $   3,751,946.37
                                                                                         ----------------

              ii)  Excess Spread Amount related to       May-05                          $     919,706.15
                                                                                         ----------------

              iii) Excess Spread Amount related to       Apr-05                          $     747,839.02
                                                                                         ----------------

10. Floating interest rate determinations:

       LIBOR for all Tranches with an Interest Period from June 20, 2005 through
       and including July 19, 2005                                                                3.26000%
                                                                                         ----------------

11. Required interest payments

                         Required interest      Interest shortfalls  Amounts withdrawn from
                      amounts with respect to     and additional     the Collection Account
                        the current Interest   interest from prior   for payment of required  Unpaid required interest
                               Period                periods            interest amounts               amounts
                      -----------------------  --------------------  -----------------------  ------------------------
2005-A1                    $   693,750.00             $      -           $   693,750.00                $    -
                           --------------             --------           --------------                ------
Total Class A              $   693,750.00             $      -           $   693,750.00                $    -

2005-B1                    $   303,333.33             $      -           $   303,333.33                $    -
                           --------------             --------           --------------                ------
Total Class B              $   303,333.33             $      -           $   303,333.33                $    -

2004-C1                    $   359,166.67             $      -           $   359,166.67                $    -
                           --------------             --------           --------------                ------
Total Class C              $   359,166.67             $      -           $   359,166.67                $    -

2004-D1                    $    68,833.33             $      -           $    68,833.33                $    -
2005-D1                    $    87,666.67             $      -           $    87,666.67                $    -
                           --------------             --------           --------------                ------
Total Class D              $   156,500.00             $      -           $   156,500.00                $    -
                           --------------             --------           --------------                ------
Total AdvantaSeries        $ 1,512,750.00             $      -           $ 1,512,750.00                $    -
                           ==============             ========           ==============                ======

12. Principal Funding Account

    Beginning       Required Principal     Actual Deposit    Principal Funding  Amount Withdrawn    Withdrawals        Ending
Principal Funding    Deposit Amount to    to the Principal  Sub-Account Amount     for Payment      of Coverage   Principal Funding
   Sub-Account     the Principal Funding       Funding           prior to        of Principal to  Funding Excess     Sub-Account
      Amount            Sub-Account          Sub-Account        Withdrawals        Noteholders        Amount           Amount
-----------------  ---------------------  ----------------  ------------------  ----------------  --------------  -----------------
NOTHING TO REPORT

13. Coverage Funding Required Amounts

        a. Coverage Funding Amount as of the end of the related Monthly Period                                    $                -
                                                                                                                  ------------------

        b. The Coverage Funding Amount for the Class A Notes as of the end of the related Monthly Period          $                -
                                                                                                                  ------------------

        c. The Coverage Funding Amount for the Class B Notes as of the end of the related Monthly Period          $                -
                                                                                                                  ------------------

        d. The Coverage Funding Amount for the Class C Notes as of the end of the related Monthly Period          $                -
                                                                                                                  ------------------

14. Cash Collateral Account

        a. The Required Cash Collateral Account Amount on the related Payment Date                                $    10,800,000.00
                                                                                                                  ------------------

        b. The Available Cash Collateral Account Amount on the related Payment Date                               $    10,800,000.00
                                                                                                                  ------------------

        c. Has a Portfolio Decline Event occurred with respect to the Monthly Period preceding such Payment Date            NO
                                                                                                                  ------------------

15. Spread Account

        a. The Required Spread Account Amount on the related Payment Date                                         $                -
                                                                                                                  ------------------

        b. The amount on deposit in the Spread Account on the related Payment Date                                $                -
                                                                                                                  ------------------

16. Required Subordinated Amounts as of the end of the Monthly Period preceding such Payment Date

                                                       Required                                              Excess of Subordinated
                  Required subordination             Subordinated                                             Notes over Required
                        percentage                      Amount                 Subordinated Notes             Subordinated Amount
                  ----------------------            ---------------            ------------------            ----------------------
Class A                  21.5805%                   $ 53,951,250.00            $   230,000,000.00              $ 176,048,750.00
Class B                   8.9918%                     31,471,300.00                130,000,000.00                 98,528,700.00
Class C                   3.6269%                     16,321,050.00                 30,000,000.00                 13,678,950.00

17. Adjusted Invested Amount

                                                                       Increase from the
                                                                       withdrawal of the
                                                Initial Principal      Coverage Funding
                                                Balances and any      Excess Amount from       Increase from
                                               increases from the        the Principal       reimbursements of
                        Beginning Adjusted       issuance of any         Funding Sub-        Adjusted Invested
                         Invested Amount        additional Notes            Account            Amount Deficit
                        ------------------     ------------------     ------------------     -----------------
2005-A1                  $ 250,000,000.00            $   -                  $   -                 $    -
                         ----------------            -----                  -----                 ------
Total Class A            $ 250,000,000.00            $   -                  $   -                 $    -

2005-B1                  $ 100,000,000.00            $   -                  $   -                 $    -
                         ----------------            -----                  -----                 ------
Total Class B            $ 100,000,000.00            $   -                  $   -                 $    -

2004-C1                  $ 100,000,000.00            $   -                  $   -                 $    -
                         ----------------            -----                  -----                 ------
Total Class C            $ 100,000,000.00            $   -                  $   -                 $    -

2004-D1                  $  10,000,000.00            $   -                  $   -                 $    -
2005-D1                  $  20,000,000.00            $   -                  $   -                 $    -
                         ----------------            -----                  -----                 ------
Total Class D            $  30,000,000.00            $   -                  $   -                 $    -
                         ----------------            -----                  -----                 ------

Total AdvantaSeries      $ 480,000,000.00            $   -                  $   -                 $    -
                         ================            =====                  =====                 ======

                                                       Reduction due to
                            Reductions due to         amounts deposited
                        reallocation of Available     into the Principal
                        Principal Collections and        Funding Sub-         Ending Adjusted
                           Investor Charge-Offs            Account            Invested Amount
                        -------------------------     ------------------     ----------------
2005-A1                         $     -                    $     -           $ 250,000,000.00
                                -------                    -------           ----------------
Total Class A                   $     -                    $     -           $ 250,000,000.00

2005-B1                         $     -                    $     -           $ 100,000,000.00
                                -------                    -------           ----------------
Total Class B                   $     -                    $     -           $ 100,000,000.00

2004-C1                         $     -                    $     -           $ 100,000,000.00
                                -------                    -------           ----------------
Total Class C                   $     -                    $     -           $ 100,000,000.00

2004-D1                         $     -                    $     -           $  10,000,000.00
2005-D1                         $     -                    $     -           $  20,000,000.00
                                -------                    -------           ----------------
Total Class D                   $     -                    $     -           $  30,000,000.00
                                -------                    -------           ----------------

Total AdvantaSeries             $     -                    $     -           $ 480,000,000.00
                                =======                    =======           ================

                                             Advanta Bank Corp.
                                             as Servicer

                                             By: /s/ MICHAEL COCO
                                             -----------------------------------
                                             Name:  Michael Coco
                                             Title: Vice President and Treasurer